Exhibit 10.60

AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT

This AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT (this “Amendment”) is dated as of March 6, 2009, by and between ADA-ES, Inc., a Colorado corporation (the “Company”) and the several purchasers signatory hereto (the “Purchasers”). This Amendment shall be effective as of March 1, 2009. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed thereto in the Purchase Agreement (defined below).

RECITALS

WHEREAS, the Company and the Purchasers entered into that certain Securities Purchase Agreement dated as of October 1, 2008 (the “Purchase Agreement”).

WHEREAS, the Company and the Purchasers wish to amend the Purchase Agreement as provided herein.

AGREEMENT

NOW THEREFORE, in consideration of the premises and agreements herein contained and intending to be legally bound hereby, the parties hereby agree as follows:

1.01 Amendments. The Purchase Agreement is hereby amended as follows:

a. The reference to “March 2, 2009” in Section 6.03c. is deleted and replaced with “June 30, 2009 except that such date shall automatically be extended for successive 90 day periods unless and until either the Company or the Purchasers provides written notice (an “Expiration Notice”) to the Purchasers’ Representative or the Company, as applicable at least 10 Business Days prior to such extension that it does not wish to extend such date.”

b. Except as modified hereby, the Purchase Agreement is reaffirmed in all respects, and all references therein to “this Agreement” shall mean the Purchase Agreement, as modified hereby.

1.02 Severability. Should any part or provision of this Amendment be held unenforceable or in conflict with the applicable laws or regulations of any jurisdiction, the invalid or unenforceable part or provisions shall be replaced with a provision which accomplishes, to the extent possible, the original business purpose of such part or provision in a valid and enforceable manner, and the remainder of this Amendment shall remain in full force and effect and binding upon the parties hereto.

1.03 Governing Law. THIS AMENDMENT (INCLUDING ANY CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS AMENDMENT) SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF DELAWARE.

1.04 Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

ADA-ES INC., a Colorado corporation

By:	/s/ Michael D. Durham
	Name:	Michael D. Durham
	Title:	CEO

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT]

ENERGY CAPITAL PARTNERS I, LP, a Delaware limited partnership

By:	Energy Capital Partners GP I, LLC, its general partner

By:	Energy Capital Partners, LLC, its managing member

By:	/s/ Peter Labbat
	Name:	Peter Labbat
	Title:	Managing Member

ENERGY CAPITAL PARTNERS I-A, LP, a Delaware limited partnership

By:	Energy Capital Partners GP I, LLC, its general partner

By:	Energy Capital Partners, LLC, its managing member

By:	/s/ Peter Labbat
	Name:	Peter Labbat
	Title:	Managing Member

ENERGY CAPITAL PARTNERS I (TEF IP), LP, a Delaware limited partnership

By:	Energy Capital Partners GP I, LLC, its general partner

By:	Energy Capital Partners, LLC, its managing member

By:	/s/ Peter Labbat
	Name:	Peter Labbat
	Title:	Managing Member

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT]

ENERGY CAPITAL PARTNERS I-B, LP, a Delaware limited partnership

By:	Energy Capital Partners GP I, LLC, its general partner

By:	Energy Capital Partners, LLC, its managing member

By:	/s/ Peter Labbat
	Name:	Peter Labbat
	Title:	Managing Member

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT]